UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 2014

BLACK RIDGE OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53952	27-2345075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10275 Wayzata Boulevard, Suite 100 Minnetonka, MN 55305
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (952) 426-1241

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01   Regulation FD Disclosure.

An investor presentation providing a business overview and operations update of Black Ridge Oil & Gas, Inc. (“Black Ridge”) is attached hereto as Exhibit 99.1, and is incorporated herein by reference. A press release related to such investor presentation and summary information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. This information shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
99.1	PowerPoint Slides (Furnished)
99.2	Press Release (Furnished)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK RIDGE OIL & GAS, INC.

	By:	/s/ James Moe
James Moe
Chief Financial Officer

Date: January 15, 2014

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